UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2026

Climb Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40708	83-2273741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 William Street Suite G50
Wellesley Hills, Massachusetts		02481
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 857-2596

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CLYM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 24, 2026, Climb Bio, Inc. (the “Company”) issued a press release announcing initial PrisMN Phase 2 data for budoprutug, its anti-CD19 monoclonal antibody, in primary membranous nephropathy (“pMN”) and a separate case study in minimal change disease, presented at the American Society of Nephrology (ASN) Kidney Week 2026. The Company also published an updated investor presentation, which includes a slide presenting competitive benchmarks for Week 12 PLA2R antibody reduction in pMN.

A copy of the press release and the updated investor presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The information contained in Item 7.01 of this Current Report on Form 8-K, including the exhibits furnished under Item 7.01 of this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On October 24, 2026, the Company announced initial PrisMN Phase 2 data for budoprutug, its anti-CD19 monoclonal antibody, in pMN and minimal change disease. PrisMN is an ongoing Phase 2 dose-escalation trial evaluating budoprutug at three dose levels (200 mg, 600 mg and 1000 mg) in patients with moderate to severe pMN. Patients enrolled in the reported cohorts were treatment-experienced, with high proteinuria and elevated anti-phospholipase A2 receptor (“PLA2R”) antibody levels at baseline.

At Week 12, the 200 mg cohort showed B-cell depletion, reductions in PLA2R antibody levels and immunologic remission. The mean PLA2R antibody reduction was 70% at Week 12, and five of 13 patients (38%) achieved immunologic remission. Patients with baseline PLA2R antibody levels below 175 RU/mL had a mean reduction of 80% at Week 12. The Phase 2 Week 12 data in the 200 mg cohort were consistent with the Phase 1b Week 12 data across B-cell depletion, PLA2R antibody reduction and immunologic remission.

Initial data from the ongoing 600 mg cohort suggest greater drug exposure and deeper peripheral B-cell depletion compared with 200 mg, with mean peripheral CD20+ B-cell suppression at Week 4 of 98% at 600 mg, compared with 74% at 200 mg. A population pharmacokinetic analysis completed across all budoprutug studies (n≈120) found that patients with high proteinuria (median UPCR of 6.8 g/g) clear budoprutug ≥2-fold faster than non-proteinuric individuals, supporting the evaluation of higher doses in pMN.

Budoprutug has been generally well tolerated in the 200 mg and 600 mg cohorts, with follow-up through Week 12 for 200 mg and through Week 6 for 600 mg. Most adverse events were mild to moderate (Grade 1 or 2), and no treatment-related serious adverse events, adverse events leading to treatment discontinuation or deaths were reported. Enrollment is ongoing in the 1000 mg cohort. The Company anticipates additional data from the PrisMN Phase 2 trial in 2027.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” including, without limitation, statements regarding: the anticipated timelines for announcing data from Climb Bio’s ongoing and planned clinical trials and other statements containing the words “anticipate,” “continue,” “could,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “suggest,” “target,” “will” and similar expressions. Forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. Climb Bio may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, important risks and uncertainties associated with: the ability of Climb Bio to timely and successfully achieve or recognize the anticipated benefits of its technology transfer and exclusive license agreement with Beijing Mabworks Biotech Co., Ltd.; Climb Bio’s ability to advance budoprutug and CLYM116 on the timelines expected or at all and to obtain and maintain necessary approvals from the U.S. Food and Drug Administration and other regulatory authorities; obtaining and maintaining the necessary approvals from investigational review boards at clinical trial sites and independent data safety monitoring boards; replicating in clinical trials positive results found in early-stage clinical trials or nonclinical studies; competing successfully with other companies that are seeking to develop treatments for primary membranous nephropathy, immune thrombocytopenia, systemic lupus erythematosus, IgA nephropathy and other immune-mediated diseases; maintaining or protecting intellectual property rights related to budoprutug, CLYM116 and/or its other product candidates; managing expenses; changes in applicable laws or regulations; the possibility that Climb Bio may be adversely affected by other economic, business and/or competitive factors; and raising the substantial additional capital needed, on the timeline necessary, to continue development of budoprutug, CLYM116 and any other product candidates Climb Bio may develop. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Climb Bio’s actual results to differ materially from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in Climb Bio’s most recent filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this Current

Report on Form 8-K represent Climb Bio’s views as of the date hereof and should not be relied upon as representing Climb Bio’s views as of any date subsequent to the date hereof. Climb Bio anticipates that subsequent events and developments will cause Climb Bio’s views to change. However, while Climb Bio may elect to update these forward-looking statements at some point in the future, Climb Bio specifically disclaims any obligation to do so, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 24, 2026

99.2	Investor Presentation of Climb Bio, Inc. dated October 24, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Climb Bio, Inc.

Date:	October 26, 2026	By:	/s/ Aoife Brennan
Aoife Brennan, M.B., Ch.B. President and Chief Executive Officer